• • • • • • • • • • • • • 4

• • 8

• • • • • • • • • • 12

• • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • 13

• 14

• 15

• • 16

• Complementary Iowa expansion into the Dubuque and Des Moines markets, as well as entry into Southwest Wisconsin, creating an approximately $4.7 billion asset institution Strategic • Unique opportunity to achieve immediate scale in Dubuque market (#2 deposit market share) Rationale • Adds $1.1 billion of trust assets under administration to MidWestOne Financial Group, Inc.’s (“MOFG”) current trust business • Meaningful estimated EPS accretion of greater than 15% in 2020(1) and 2021(1) Compelling Financial • TBV dilution earn-back period estimated to be < 3.0 years Returns • Estimated IRR well above MOFG’s cost of equity capital • Increased size and scale with identified and achievable efficiencies • Comprehensive due diligence process on ATBancorp’s business, loan portfolio, and non-interest Low Risk income lines of business • ATBancorp’s loan portfolio is high quality with expected reduced credit risk • MOFG management team is experienced in integrating acquisitions (1) Assumes cost saves are fully phased-in 18

ATBancorp Headquarters: Dubuque, IA Number of Branches: 17 Total Assets ($mm): $1,388 Gross Loans ($mm): $1,167 Total Deposits ($mm) $1,078 Note: Financial data as of April 30, 2019 Company Overview • ATBancorp was formed in 1985 to serve as a holding company for American Trust & Savings Bank of Dubuque Iowa (established in 1911) • ATBancorp was a two-bank holding company, also serving as the holding company for its Wisconsin subsidiary, American Bank & Trust MOFG (45) nd ATBancorp (17) • Strong local reputation showcased by 2 ranked deposit market share(1) in Dubuque, IA MSA (1) Deposit market share data as of 6/30/18 19

• • • • • • 20

ROAA *Adjusted ROAA ROATE *Adjusted ROATE Net Income *Adjusted Net Income 22

$35,000 $3.00 $30,000 $2.50 $25,000 $2.00 $20,000 $1.50 $15,000 $1.00 $10,000 $0.50 $5,000 $0 $0.00 2015 2016 2017 2018 Q2.2018 Q2.2019 23

Loans Loan Yield 24

2015 2016 2017 2018 Q2.2018 Q2.2019 28

MidWestOne™
FINANCIAL GROUP, INC.

NASDAQ: MOFG

Q2 2019 Investor Presentation

Table of Contents

About MidWest*One*	page 4
Shareholder Value Strategy	page 6
Market Opportunity	page 11
ATBancorp Acquisition	page 17
Financial Performance	page 21
Appendix	page 31

MidWest*One* FINANCIAL GROUP, INC.

Forward-Looking Statement

This presentation contains certain forward-looking statements within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are "forward-looking" and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "should," "could," "would," "plans," "goals," "intend," "project," "estimate," "forecast," "may" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) credit quality deterioration or pronounced and sustained reduction in real estate market values causing an increase in the allowance for credit losses, an increase in the provision for loan losses, and a reduction in net earnings; (2) the risk of mergers, including with ATBancorp, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (3) our management's ability to reduce and effectively manage interest rate risk and the impact of interest rates in general on the volatility of our net interest income; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (8) the ability to attract and retain key executives and employees experienced in banking and financial services; (9) the sufficiency of the allowance for loan losses to absorb the amount of actual losses inherent in our existing loan portfolio; (10) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (11) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (12) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, and other financial institutions operating in our markets or elsewhere or providing similar services; (13) the failure of assumptions underlying the establishment of allowances for loan losses and estimation of values of collateral and various financial assets and liabilities; (14) volatility of rate-sensitive deposits; (15) operational risks, including data processing system failures or fraud; (16) asset/liability matching risks and liquidity risks; (17) the costs, effects and outcomes of existing or future litigation; (18) changes in general economic or industry conditions, nationally, internationally or in the communities in which we conduct business; (19) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (20) war or terrorist activities which may cause further deterioration in the economy or cause instability in credit markets; (21) cyber-attacks; (22) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; and (23) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company.

About MidWest*One*

Market Cap	• $453.5 million
Assets	• $4.7 billion in total assets • $3.5 billion in loans held for investment • $3.7 billion in deposits
Locations	• 35 offices in 16 counties throughout central and eastern Iowa • 22 offices throughout the Twin Cities metro area and western Wisconsin • 2 offices in Naples and Ft. Myers, Florida • 1 office in Denver, Colorado
FTEs	• 818
Loan Portfolio	• 51% commercial real estate • 25% commercial and industrial • 17% residential real estate • 7% other


IOWA: 35 LOCATIONS
Des Moines
Iowa City
MN/WI: 22 LOCATIONS
Minneapolis
St. Paul
COLORADO: 1 LOCATION
Denver
FLORIDA: 2 LOCATIONS
Tampa

MidWest*One* FINANCIAL GROUP, INC.

Historical Growth – Organic and Acquisitive

In addition to organic growth, MOFG has completed two bank mergers since 2008. On May 1, 2019 we completed our acquisition of ATBancorp which added approximately $1.4 billion in assets.



Acquired ATBancorp
Acquired Central Bancshares, Inc.
Acquired MidWestOne Financial Group, Inc.
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$783
$726
$1,535
$1,581
$1,695
$1,793
$1,755
$1,800
$1,240
$1,740
$3,080
$3,212
$3,291
$1,395
$3,268
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
6/30/2019
Organic
Acquired Assets

MidWestOne FINANCIAL GROUP, INC.

Note: All dollars in millions

Shareholder Value Strategy

Shareholder Value Strategy

1. Desired return to shareholders: 1.15% – 1.20% ROA and 13.50% – 15.00% ROTE
2. Increase commercial and retail market share
3. Focused growth in wealth management
4. Embrace our culture to drive brand equity
5. Continued commitment to community
6. Expanded investment in FinTech to stay competitive and meet customer expectations

Focused Growth in Wealth Management

- Our strategic plan places renewed emphasis on wealth management, including our trust and investment services
- The ATBancorp acquisition will move the needle in this area, adding approximately $1.1B in trust assets under administration with approximately 15 FTE

Investment Services and Trust Activity Revenue (000s)



$4,765
$4,391
$4,919
$4,953
$1,218
$1,890
55% increase YoY
2015
2016
2017
2018
Q2.2018
Q2.2019

MidWestOne FINANCIAL GROUP, INC.

Embrace Our Culture to Drive Brand Equity

Our brand is built on the foundation of our culture, which drives the behaviors and actions of our employees in support of our mission statement:

To take good care of our customers and those who should be

We do this one relationship at a time – it's about caring.

The staff are wonderful which makes banking there a pleasure. Always helpful, resourceful and friendly.

I love the on-line bill pay, and also the phone app for deposits.

Great staff in investment group and personal banking. Feel all know us and have our interests at heart. Really proud of bank's involvement and support of local community.

Enjoy the recognition and friendly help when I come in.

Everyone is always very helpful and very kind. My husband passed away and he did most of the banking. Everyone was very helpful to me with everything.

I like the personal experience I have with the employees

They are friendly and always willing to help.

MidWestOne FINANCIAL GROUP, INC.

Source: verbatim comments from 2018 Customer Satisfaction Survey

Expanded Investment in Fintech

Customers expect complete digital accessibility to manage their financial life.
We intend to meet these demands with expanded investment in financial technology to improve customer experience.

An improved customer experience with **Architect**, an open-ended platform with the capability to integrate with, and offer services of, third party fintechs. *(coming soon)*



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MidWestOne Bank.

Market Opportunity

Why MidWest*One*

- Organic growth should come from thriving markets served
  - Iowa City
  - Twin Cities region
  - Southwest Florida
  - Denver
  - Dubuque
- The ATBancorp transaction is an example of the continued opportunity for acquisitive growth through consolidation of bank charters in adjoining markets
- Diversified loan portfolio with geographic diversity
- Focus on noninterest income growth
- Commitment to shareholders through consistent dividend increases and stock buyback program

Compelling Metropolitan Markets

	Iowa City, IA	Minneapolis – St. Paul	Naples & Fort Myers	Denver	Dubuque	Des Moines
Gross Metro Product(1)	$10.4B	$260.1B	$46.1B (combined)	$208.8B	$6.1B	$57.1B
Major Industries	• Educational Svs • Bio-Science • Healthcare	• Financial Svs • Technology • Healthcare	• Cleantech • Manufacturing • Healthcare	• Aviation/Aerospace • Bioscience • Telecom • Healthcare	• Adv manufacturing • Metal Machining & Fabrication • Food Processing	• Adv manufacturing • Agbioscience • Data centers
Major Employers	• University of Iowa • Mercy Medical • ACT • Pearson	• United Health Group • Cargill • Target • Best Buy	• Lee Health • Publix Super Market • NCH Healthcare • Walmart	• Denver International Airport • HealthOne Corp • Lockheed Martin • Centura Health	• John Deere • MercyOne • University of Wisconsin-Platteville • Medical Associates Clinic	• Wells Fargo • UnityPoint Health • Principal Financial • Hy-Vee • MercyOne
Forbes Lists	• #4 Best Small Places for Business and Careers • #5 Education	• #18 Best Places for Business and Careers • #21 Education	• #7 in Job Growth (Naples)	• #4 Best Places for Business and Careers • #25 in Job Growth • #18 Education		• #7 Best Places for Business and Careers

MidWestOne FINANCIAL GROUP, INC.

(1) Source: BEA

Compelling Metropolitan Markets (cont.)

- The median household income growth rate outpaced the national rate in 6 of the 7 major metropolitan markets in our footprint



Median Household Income Growth 2018-19
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.20%
5.90%
5.59%
4.25%
4.02%
3.66%
3.49%
Dubuque, IA
Cape Coral-Fort Myers, FL
Des Moines-West Des Moines, IA
Minneapolis-St. Paul-Bloomington, MN-WI
Iowa City, IA
Denver-Aurora-Lakewood, CO
National

MidWestOne FINANCIAL GROUP, INC.

Source: SNL Market Intelligence

Compelling Metropolitan Markets (cont.)

- The major metropolitan markets in our footprint report unemployment rates that are lower than the national rate



Unemployment Rate by MSA (May 2019)
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.8%
2.1%
1.9%
2.8%
3.0%
2.4%
2.7%
3.8%
Iowa City, IA
Des Moines-West Des Moines, IA
Dubuque, IA
Naples-Marco Island, FL
Cape Coral-Fort Myers, FL
Denver-Aurora-Lakewood, CO
Minneapolis-St. Paul-Bloomington, MN-WI
National

MidWestOne FINANCIAL GROUP, INC.

Source: SNL Market Intelligence

Continued Market for Consolidation

- Given size and public currency, uniquely positioned to participate in consolidation within our markets
- We expect to be involved in the continued consolidation in our footprint

	IA	MN	WI
Rank in population	31st	22nd	20th
Rank in number of banks(1)	4th	3rd	8th

Banks with >$2B in Assets by State HQ(2)



15
10
5
0
5
4
5
11
Iowa
Minnesota
Wisconsin
National Average

Banks with <$1B in Assets by State HQ(2)



300
200
100
0
265
279
177
86
Iowa
Minnesota
Wisconsin
National Average

Number of Banks by State(1)



400
200
0
285
288
200
98
IA
MN
WI
National Average

MidWestOne FINANCIAL GROUP, INC.

(1) Source: FDIC data as of 1Q 2019
(2) Source: SNL data as of 1Q 2019

ATBancorp Acquisition
completed May 1, 2019

Transaction Overview

Strategic Rationale	• Complementary Iowa expansion into the Dubuque and Des Moines markets, as well as entry into Southwest Wisconsin, creating an approximately $4.7 billion asset institution • Unique opportunity to achieve immediate scale in Dubuque market (#2 deposit market share) • Adds $1.1 billion of trust assets under administration to MidWestOne Financial Group, Inc.'s ("MOFG") current trust business
Compelling Financial Returns	• Meaningful estimated EPS accretion of greater than 15% in 2020(1) and 2021(1) • TBV dilution earn-back period estimated to be < 3.0 years • Estimated IRR well above MOFG's cost of equity capital
Low Risk	• Increased size and scale with identified and achievable efficiencies • Comprehensive due diligence process on ATBancorp's business, loan portfolio, and non-interest income lines of business • ATBancorp's loan portfolio is high quality with expected reduced credit risk • MOFG management team is experienced in integrating acquisitions

MidWestOne FINANCIAL GROUP, INC.

(1) Assumes cost saves are fully phased-in

Overview of ATBancorp



MOFG (45)
ATBancorp (17)
Willmar
Minneapolis
Redwood Falls
New Ulm
Mankato
Owatonna
Rochester
Red Wing
Eau Claire
Medford
Wausau
Neillsville
Stevens
WIS
Winona
La Crosse
Worthington
Fairmont
Albert Lea
Austin
Estherville
Richland Center
Decorah
Spencer
Algona
Mason City
Elkader
Storm Lake
Fort Dodge
Waterloo
Freeport
IOWA
Ames
Marshalltown
Cedar Rapids
Carroll
Clinton
Dixon
Harlan
Des Moines
Davenport
Atlantic
Muscatine
Knoxville
Creston
Centerville
Burlington
Peoria
Macomb

ATBancorp

Headquarters:	Dubuque, IA
Number of Branches:	17
Total Assets ($mm):	$1,388
Gross Loans ($mm):	$1,167
Total Deposits ($mm)	$1,078

Note: Financial data as of April 30, 2019

Company Overview

- ATBancorp was formed in 1985 to serve as a holding company for American Trust & Savings Bank of Dubuque Iowa (established in 1911)
- ATBancorp was a two-bank holding company, also serving as the holding company for its Wisconsin subsidiary, American Bank & Trust
- Strong local reputation showcased by 2nd ranked deposit market share(1) in Dubuque, IA MSA

MidWestOne FINANCIAL GROUP, INC.

(1) Deposit market share data as of 6/30/18

Conclusion

- Acquisition allows for an immediate scaled entry into attractive Iowa markets
- Expands the footprint and enhances the value of the MOFG franchise
- Strong trust business further develops MOFG's non-interest income sources
- Meaningful EPS accretion
- Manageable TBV dilution with a compelling TBV earnback period
- Continues MOFG's growth with the acquisition of one of the premier banking franchises headquartered in Iowa

Financial Performance

Profitability Trends



Return on Average Assets
1.50%
1.00%
0.50%
0.00%
0.91%
1.01%
0.68%
0.78%
0.60%
0.60%
0.93%
0.96%
1.01%
1.01%
1.01%
1.25%
2015
2016
2017
2018
Q2.2018
Q2.2019
ROAA
*Adjusted ROAA



Return on Average Tangible Equity
20.00%
15.00%
10.00%
5.00%
0.00%
14.29%
15.85%
10.13%
11.40%
8.00%
8.00%
11.86%
12.14%
12.91%
12.91%
13.34%
16.28%
2015
2016
2017
2018
Q2.2018
Q2.2019
ROATE
*Adjusted ROATE



Net Income
$40,000
$30,000
$20,000
$10,000
$0
$25,118
$28,091
$20,391
$23,277
$18,699
$18,699
$30,351
$31,092
$8,156
$8,156
$10,674
$13,186
2015
2016
2017
2018
Q2.2018
Q2.2019
Net Income
*Adjusted Net Income



Efficiency Ratio
70.00%
65.00%
60.00%
55.00%
50.00%
61.36%
66.43%
58.64%
62.05%
60.76%
63.30%
2015
2016
2017
2018
Q2.2018
Q2.2019

MidWestOne FINANCIAL GROUP, INC.

*Non-GAAP measure. See Appendix for reconciliation.

Note: All dollars in thousands

Net Income and Diluted Earnings per Share


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.42
$1.78
$1.55
$2.48
$0.67
$0.72
$25,118
$20,391
$18,699
$30,351
$8,156
$10,674
2015
2016
2017
2018
Q2.2018
Q2.2019
Year
Diluted EPS

MidWestOne FINANCIAL GROUP, INC.

Note: All dollars in thousands, except per share

Loan Portfolio



Loan Portfolio Mix
June 30, 2019
Consumer 2.8%
Agricultural 4.3%
Residential junior lien 5.0%
Residential first lien 12.0%
Commercial 24.5%
Construction 7.7%
CRE-Other 31.5%
Farmland 5.3%
Multifamily 6.9%



Loan Portfolio Trends
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
6.00%
5.00%
4.00%
3.00%
2.00%
4.47%
4.62%
4.73%
4.77%
5.10%
$2,152
$2,165
$2,287
$2,399
$3,537
2015
2016
2017
2018
Q2.2019
Loans
Loan Yield

Note: All dollars in millions

Deposit Profile


Deposit Composition
100%
80%
60%
40%
20%
0%
26.4%
40.4%
33.2%
26.3%
47.8%
25.9%
27.0%
55.3%
17.7%
27.7%
55.5%
16.8%
25.2%
57.4%
17.4%
2015
2016
2017
2018
June 30, 2019
Time Deposits
Interest Checking, Money Market and Savings
Non-interest Bearing Demand Deposits


Deposit Trends
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
$2,464
$2,480
$2,605
$2,613
$3,725
0.34%
0.38%
0.46%
0.66%
0.92%
2015
2016
2017
2018
Q2.2019
Total Deposits
Cost of Total Deposits

MidWestOne FINANCIAL GROUP, INC.

Asset Quality



Nonperforming Loans to Total Loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.55%
1.32%
1.08%
1.07%
1.03%
2015
2016
2017
2018
June 30, 2019



Allowance Coverage Ratio
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.90%
1.01%
1.23%
1.22%
0.81%
0.11%
0.26%
0.51%
0.26%
0.21%
2015
2016
2017
2018
Q2.2019
Net Chargeoffs/Average Loans
Allowance for Loan Losses to Total Loans

MidWestOne FINANCIAL GROUP, INC.

Noninterest Income



$25,000
$20,000
$15,000
$10,000
$5,000
$0
20.50%
20.00%
19.50%
19.00%
18.50%
18.00%
17.50%
17.00%
16.50%
16.00%
$21,193
$23,434
$22,370
$22,788
$5,693
$8,796
19.05%
19.05%
17.68%
17.70%
17.72%
20.16%
2015
2016
2017
2018
Q2.2018
Q2.2019
Noninterest Income
% of Total Revenue

MidWestOne FINANCIAL GROUP, INC.

Note: All dollars in thousands

Noninterest Expense



Noninterest Expense and Overhead Ratio
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2.90%
2.80%
2.70%
2.60%
2.50%
2.40%
2.30%
$3,512
$28,356
$41,308
2.51%
$4,568
2.78%
$35,686
$47,552
$32,272
2.59%
$47,864
$796
$32,949
2.55%
$49,758
2.54%
$8,361
$12,225
$3,134
2.46%
$10,517
$15,389
2015
2016
2017
2018
Q2.2018
Q2.2019
Compensation and benefits*
Non-compensation Expenses*
Merger-related Expenses
Overhead Ratio*

*Adjusted for merger-related expenses

MidWestOne FINANCIAL GROUP, INC.

Note: All dollars in thousands

Commitment to Shareholders


EPS and Dividends
$3.00
$2.00
$1.00
$0.00
$0.36
$1.95
$0.50
$2.19
$0.58
$2.20
$0.60
$2.42
$0.64
$1.78
$0.67
$1.55
$0.78
$2.48
$0.195
$0.67
$0.2025
$0.72
2012
2013
2014
2015
2016
2017
2018
Q2.2018
Q2.2019
Common Dividends Per Share
Diluted EPS

MidWestOne FINANCIAL GROUP, INC.

Shareholder Return



Total Return Performance
350
300
250
200
150
100
50
0
Index Value
MidWestOne Financial Group, Inc.
NASDAQ Composite Index
SNL Midwest Bank Index
12/31/15
12/31/16
12/31/17
12/31/18
06/30/19

MidWestOne FINANCIAL GROUP, INC.

Source: S&P Global Market Intelligence

Appendix

MidWestOne™
FINANCIAL GROUP, INC.

Non-GAAP Financial Measures

	2015	2016	2017	2018	Q2.2018	Q2.2019
			(dollars in thousands)			
Net income	$ 25,118	$ 20,391	$ 18,699	$ 30,351	$ 8,156	$ 10,674
+ Merger related expenses	3,512	4,568	-	797	-	3,134
-Tax effect of merger related expenses	(539)	(1,682)	-	(56)	-	(622)
Merger related expenses, net	2,973	2,886	-	741	-	2,512
Adjusted net income (a)	$ 28,091	$ 23,277	$ 18,699	$ 31,092	$ 8,156	$ 13,186

	2015	2016	2017	2018	Q2.2018	Q2.2019
Net income	$ 25,118	$ 20,391	$ 18,699	$ 30,351	$ 8,156	$ 10,674
+ Amortization of intangibles	3,271	3,970	3,125	2,296	589	930
-Tax effect of intangible amortization	(1,145)	(1,389)	(1,094)	(482)	(124)	(195)
Amortization of intangibles, net	2,126	2,581	2,031	1,814	465	735
Tangible net income (b)	$ 27,244	$ 22,972	$ 20,730	$ 32,165	$ 8,621	$ 11,409
+ Merger related expenses	3,512	4,568	-	797	-	3,134
-Tax effect of merger related expenses	(539)	(1,682)	-	(56)	-	(622)
Merger related expenses, net	2,973	2,886	-	741	-	2,512
Adjusted tangible net income (c)	$ 30,217	$ 25,858	$ 20,730	$ 32,906	$ 8,621	$ 13,921

MidWestOne FINANCIAL GROUP, INC.

Non-GAAP Financial Measures

	2015	2016	2017	2018	Q2.2018	Q2.2019
			(dollars in thousands)			
Average shareholders' equity	255,307	304,670	334,966	345,734	342,712	443,114
- Avg intangible assets	(69,975)	(81,727)	(78,159)	(75,531)	(75,780)	(102,919)
+Avg deferred tax liability associated with intangible assets	5,354	3,909	2,436	929	996	2,877
Avg tangible equity (d)	190,686	226,852	259,243	271,132	267,928	343,072
Average assets (e)	2,773,095	2,993,875	3,097,496	3,249,718	3,246,302	4,230,447
Return on average equity	9.84%	6.69%	5.58%	8.78%	9.55%	9.66%
Return on average tangible equity (b/d)	14.29%	10.13%	8.00%	11.86%	12.91%	13.34%
Adjusted return on average tangible equity (c/d)	15.85%	11.40%	8.00%	12.14%	12.91%	16.28%
Return on average assets	0.91%	0.68%	0.60%	0.93%	1.01%	1.01%
Adjusted return on average assets (a/e)	1.01%	0.78%	0.60%	0.96%	1.01%	1.25%

MidWestOne FINANCIAL GROUP, INC.

MidWestOne™

FINANCIAL GROUP, INC.

NASDAQ: MOFG